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                                                                 EXHIBIT 10.22



                               FIRST AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         This First Amendment to Third Amended and Restated Credit Agreement, dated as of September 5, 2000 (this "AMENDMENT AGREEMENT"), is made by and among DUANE READE, a New York general partnership (the "BORROWER"), each Designated Guarantor (such capitalized term and other capitalized terms used in this preamble and the recitals below have the meaning set forth in, or as defined by reference in, ARTICLE I), DLJ CAPITAL FUNDING, INC., as syndication agent (in such capacity, the "SYNDICATION AGENT") for the Lenders, and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders.


                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Designated Guarantors, various financial institutions (the "LENDERS"), the Agents and Credit Lyonnais New York Branch, as the documentation agent for the Lenders have heretofore entered into the Third Amended and Restated Credit Agreement, dated as of March 17, 2000 (as amended or otherwise modified prior to the date hereof the "EXISTING CREDIT AGREEMENT"and as so amended, the "CREDIT AGREEMENT"); and

         WHEREAS, the Borrower and the Designated Guarantors have requested, and the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1. CERTAIN DEFINITIONS. The following terms (whether or not underscored) when used in this Amendment Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

         "AMENDMENT AGREEMENT" is defined in the PREAMBLE.

         "AMENDMENT EFFECTIVE DATE" is defined in SECTION 3.1.



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         "BORROWER" is defined in the PREAMBLE.

         "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "EXISTING CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "LENDERS" is defined in the FIRST RECITAL.

         SECTION 1.2. OTHER DEFINITIONS. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment Agreement with such meanings.


                                   ARTICLE II
                                   AMENDMENTS

         Effective on (and subject to the occurrence of) the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this
ARTICLE II; except as so amended, the Existing Credit Agreement and all Exhibits and Schedules thereto shall continue in full force and effect and are in all respects hereby ratified and confirmed.

         SECTION 2.1. AMENDMENT TO ARTICLE I OF THE EXISTING CREDIT AGREEMENT.
Section 1.1 of the Existing Credit Agreement is hereby amended by inserting in the proper alphabetical locations the following definitions:

                  "FIRST AMENDMENT" means the First Amendment to the Third Amended and Restated Credit Agreement, dated as of September 5, 2000, among the Borrower, the Designated Guarantors, the Lenders parties thereto and the Agents.

                  "FIRST AMENDMENT EFFECTIVE DATE" means the Amendment Effective Date (as defined in the First Amendment).

         SECTION 2.2. AMENDMENT TO ARTICLE III. Clause (a)(i)(C) of Section
3.1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

                                    (C) all such voluntary prepayments shall
                           require at least one Business Day's notice in the case of Base Rate Loans (or such shorter period as may be agreed to by the Administrative Agent), three Business Days' notice in the case of LIBO Rate Loans, but no more than five Business Days' notice in the case of any Loans, in each case in writing to the Administrative Agent; and




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                                   ARTICLE III
                           CONDITIONS TO EFFECTIVENESS

         SECTION 3.1. AMENDMENT EFFECTIVE DATE. This Amendment Agreement (and the amendments and modifications contained herein) shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") when each of the conditions set forth in this ARTICLE III shall have been fulfilled to the reasonable satisfaction of the Agents.

         SECTION 3.1.1. EXECUTION OF COUNTERPARTS. The Agents shall have received executed counterparts of this Amendment Agreement, duly executed and delivered on behalf of each of the Borrower, the Designated Guarantors and the Agents and the Administrative Agent shall have confirmed to the Borrower and the Syndication Agent that it has received from the Required Lenders (which shall include those Lenders holding greater than 50% of the aggregate amount of Loans outstanding under each Tranche) their respective consents hereto.

         SECTION 3.1.2. SATISFACTORY LEGAL FORM. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Obligors shall be satisfactory in form and substance to the Agents and their counsel. The Agents and their counsel shall have received all information, approvals, opinions, documents or instruments as the Agents or their counsel may reasonably request.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to execute and deliver this Amendment Agreement, each of the Borrower and each Designated Guarantor hereby represents and warrants as set forth below:

                 (a) Both before and immediately after giving effect to this Amendment Agreement,

                           (i) the representations and warranties set forth in
                  Article VI of the Credit Agreement (excluding, however, those contained in Section 6.7 of the Credit Agreement) and each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

                           (ii) except as disclosed by the Borrower or any
                  Parent Guarantor to the Agents, the Documentation Agent and the Lenders pursuant to Section 6.7 of the Credit Agreement



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                                    (A) no labor controversy, litigation,
                           arbitration or governmental investigation or proceeding (including any relating to any Pharmaceutical Law) is pending or, to the knowledge of the Borrower or any Parent Guarantor, threatened against the Borrower, any Parent Guarantor or any of their respective Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this First Amendment, the Credit Agreement, the Notes or any other Loan Document; and

                                    (B) no development has occurred in any labor
                           controversy, litigation, arbitration or governmental investigation or proceeding (including any relating to any Pharmaceutical Law) disclosed pursuant to
                           Section 6.7 of the Credit Agreement which could reasonably be expected to have a Material Adverse Effect; and

                           (iii) no Default has (or will have) occurred and is
                  (or will be) continuing, and neither the Borrower, any Parent Guarantor nor any of their respective Subsidiaries are in material violation of any law or governmental regulation or court order or decree (including any Pharmaceutical Law).


                                    ARTICLE V
                                  MISCELLANEOUS

         SECTION 5.1. CROSS-REFERENCES. References in this Amendment Agreement to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment Agreement.

         SECTION 5.2. LOAN DOCUMENT PURSUANT TO CREDIT AGREEMENT. This Amendment Agreement is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

         SECTION 5.3. SUCCESSORS AND ASSIGNS. This Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 5.4. COUNTERPARTS. This Amendment Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.



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         SECTION 5.5. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

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         IN WITNESS WHEREOF, the signatories hereto have caused this Amendment
Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              BORROWER:
                              DUANE READE
                              By Duane Reade Inc., a general partner


                              By
                                ------------------------------------
                                Title:

                              By DRI I Inc., a general partner


                              By
                                ------------------------------------
                                Title:

                              PARENT GUARANTORS:
                              DUANE READE INC.


                              By
                                ------------------------------------
                                Title:


                              DRI I INC.


                              By
                                ------------------------------------
                                Title:

                              AFFILIATE GUARANTORS:
                              DUANE READE INTERNATIONAL, INC.


                              By
                                ------------------------------------
                                Title:


                              DUANE READE REALTY, INC.


                              By
                                ------------------------------------
                                Title:


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                              AGENTS:

                              DLJ CAPITAL FUNDING, INC., as the
                                 Syndication Agent


                              By
                                ------------------------------------
                                Title:

                              FLEET NATIONAL BANK, as the Administrative
                                 Agent


                              By
                                ------------------------------------
                                Title: